
                                                                   Exhibit(5)(C)

[LOGO OF AIG AMERICAN GENERAL]                                                             Single Premium Immediate Variable Annuity

                                                                                                                     SERVICE REQUEST

                                                                                             Complete and return to: SPIA Operations
American General Life Insurance Company (AGL)                                             P.O.Box 3018, Houston, TX 77253-3018, 2-D1
A member company of American International Group, Inc.                                           (888) 438-6933 . (713) 620-3139 Fax
Houston, TX
------------------------------------------------------------------------------------------------------------------------------------
Instruction: Please type or print in black ink. Refer to the prospectus and your contract for additional information.
------------------------------------------------------------------------------------------------------------------------------------
1. Contract Indentification                         Indicate Change or request desired below.

   Contract#:                                                       Annuitant:
              ----------------------------------------------------             -----------------------------------------------------

   Contract OWNER(S):
                      --------------------------------------------------------------------------------------------------------------

   Address:
            ------------------------------------------------------------------------------------------------------------------------

            ------------------------------------------------------------------------------------------------------------------------

   SSN or Tax I.D. No.:                   /          /              Phone Number: (      )
                        -----------------------------------------                 --------------------------------------------------

2. Automatic Rebalancing                            Use whole percentages. Total must equal 100%. No single fund percent can be less than 5%. Variable Annuity Contracts only.

[ ] Add           [ ] Change to percentages indicated below         [ ] Stop Automatic Rebalancing

[ ] Quarterly     [ ] Semiannually          [ ] Annually (based on contract anniversary)

AIM Variable Insurance Funds
                                                                       -------%
AIM VI International Growth
                                                                       -------%
The Alger American Fund
                                                                       -------%
Alger American Leveraged AllCap
                                                                       -------%
Alger American MidCap Growth
                                                                       -------%
American Century Variable Portfolios II, Inc.
                                                                       -------%
American Century VP II Inflation Protection
                                                                       -------%
American Century Variable Portfolios, Inc.
                                                                       -------%
American Century VP Value
                                                                       -------%
Credit Suisse Trust
                                                                       -------%
Credit Suisse Trust Small Cap Growth
                                                                       -------%
Fidelity Variable Insurance Products
                                                                       -------%
Fidelity VIP Asset Manager(SM)
                                                                       -------%
Fidelity VIP Contrafund(R)
                                                                       -------%
Fidelity VIP Equity-Income
                                                                       -------%
Fidelity VIP Freedom 2020
                                                                       -------%
Fidelity VIP Freedom 2025
                                                                       -------%
Fidelity VIP Freedom 2030
                                                                       -------%
Fidelity VIP Growth
                                                                       -------%
Fidelity VIP Mid Cap
                                                                       -------%
Franklin Templeton Variable Insurance Products Trust
                                                                       -------%
Franklin Templeton VIP Franklin Small Cap Value Securities
                                                                       -------%
Franklin Templeton VIP Franklin U.S. Government
                                                                       -------%
Franklin Templeton VIP Mutual Shares Securities
                                                                       -------%
Franklin Templeton VIP Templeton Foreign Securities
                                                                       -------%
Janus Aspen Series
Janus Aspen International Growth
                                                                       -------%
Janus Aspen Mid Cap Growth
                                                                       -------%
J.P. Morgan Series Trust II
                                                                       -------%
JPMorgan Small Company
                                                                       -------%
MFS(R)Variable Insurance Trust
MFS(R)VIT New Discovery
                                                                       -------%
MFS(R)VIT Research
                                                                       -------%
Neuberger Berman Advisers Management Trust
Neuberger Berman AMT Mid-Cap Growth
                                                                       -------%
Oppenheimer Variable Account Funds
Oppenheimer Balanced Fund/VA
                                                                       -------%
Oppenheimer Global Securities Fund/VA
                                                                       -------%
PIMCO Variable Insurance Trust
PIMCO VIT CommodityRealReturn Strategy
                                                                       -------%
PIMCO VIT Real Return
                                                                       -------%
PIMCO VIT Short-Term
                                                                       -------%
PIMCO VIT Total Return
                                                                       -------%
Pioneer Variable Contracts Trust
Mid Cap Value VCT
                                                                       -------%
Putnam Variable Trust
Putnam VT Diversified Income
                                                                       -------%
Putnam VT International Growth and Income
                                                                       -------%
SunAmerica Series Trust
SunAmerica ST Aggressive Growth
                                                                       -------%
SunAmerica ST SunAmerica Balanced
                                                                       -------%
VALIC Company I
VALIC Company I International Equities
                                                                       -------%
VALIC Company I Mid Cap Index
                                                                       -------%
VALIC Company I Money Market I
                                                                       -------%
VALIC Company I Nasdaq-100(R)Index
                                                                       -------%
VALIC Company I Science & Technology
                                                                       -------%
VALIC Company I Small Cap Index
                                                                       -------%
VALIC Company I Stock Index
                                                                       -------%
Van Kampen Life Investment Trust
Van Kampen LIT Growth and Income
                                                                       -------%
Vanguard Variable Insurance Fund
Vanguard VIF High Yield Bond
                                                                       -------%
Vanguard VIF REIT Index
                                                                       -------%

NOTE: Automatic Rebalancing will occur only between divisions indicated.

AGLC101315                     PAGE 1 OF 2                               Rev0506


------------------------------------------------------------------------------------------------------------------------------------
3. Semi-Annual Benefit Leveling

   Variable Income Payments will be adjusted to reflect the performance of the variable divisions once every 6 months, instead of with every payment. Semi-Annual Benefit Leveling will automatically renew every 6 months. To discontinue Benefit Leveling, the owner must notify AGL. Selecting Benefit Leveling will affect withdrawal provisions available under the contract. Refer to the prospectus for more information on Semi-Annual Benefit Leveling.

   [ ] Elect Semi-Annual Benefit Leveling           [ ] Stop Benefit Leveling

------------------------------------------------------------------------------------------------------------------------------------
4. Transfer of Values             Use whole percentages. Total must equal 100%. No single fund percent can be less than 5%.
                                  Variable Annuity Contracts only.

                                                     From      To                                                    From      To
                                                    ------   ------                                                 ------   ------
   AIM Variable Insurance Funds                                        MFS(R) Variable Insurance Trust
   AIM VI International Growth                                         MFS(R) VIT New Discovery
                                                    ------%  ------%                                                ------%  ------%
   The Alger American Fund                                             MFS(R) VIT Research
   Alger American Leveraged AllCap                                                                                  ------%  ------%
                                                    ------%  ------%   Neuberger Berman Advisers Management Trust
   Alger American MidCap Growth                                        Neuberger Berman AMT Mid-Cap Growth
                                                    ------%  ------%                                                ------%  ------%
   American Century Variable Portfolios II, Inc.                       Oppenheimer Variable Account Funds
   American Century VP II Inflation Protection                         Oppenheimer Balanced Fund/VA
                                                    ------%  ------%                                                ------%  ------%
   American Century Variable Portfolios, Inc.                          Oppenheimer Global Securities Fund/VA
   American Century VP Value                                                                                        ------%  ------%
                                                    ------%  ------%   PIMCO Variable Insurance Trust
   Credit Suisse Trust                                                 PIMCO VIT CommodityRealReturn Strategy
   Credit Suisse Trust Small Cap Growth                                                                             ------%  ------%
                                                    ------%  ------%   PIMCO VIT Real Return
   Fidelity Variable Insurance Products                                                                             ------%  ------%
   Fidelity VIP Asset Manager(SM)                                      PIMCO VIT Short-Term
                                                    ------%  ------%                                                ------%  ------%
   Fidelity VIP Contrafund(R)                                          PIMCO VIT Total Return
                                                    ------%  ------%                                                ------%  ------%
   Fidelity VIP Equity-Income                                          Pioneer Variable Contracts Trust
                                                    ------%  ------%   Mid Cap Value VCT
   Fidelity VIP Freedom 2020                                                                                        ------%  ------%
                                                    ------%  ------%   Putnam Variable Trust
   Fidelity VIP Freedom 2025                                           Putnam VT Diversified Income
                                                    ------%  ------%                                                ------%  ------%
   Fidelity VIP Freedom 2030                                           Putnam VT International Growth and Income
                                                    ------%  ------%                                                ------%  ------%
   Fidelity VIP Growth                                                 SunAmerica Series Trust
                                                    ------%  ------%   SunAmerica ST Aggressive Growth
   Fidelity VIP Mid Cap                                                                                             ------%  ------%
                                                    ------%  ------%   SunAmerica ST SunAmerica Balanced
   Franklin Templeton Variable Insurance Products Trust                                                             ------%  ------%
   Franklin Templeton VIP Franklin Small Cap Value                     VALIC Company I
   Securities                                                          VALIC Company I International Equities
                                                    ------%  ------%                                                ------%  ------%
   Franklin Templeton VIP Franklin U.S. Government                     VALIC Company I Mid Cap Index
                                                    ------%  ------%                                                ------%  ------%
   Franklin Templeton VIP Mutual Shares Securities                     VALIC Company I Money Market I
                                                    ------%  ------%                                                ------%  ------%
   Franklin Templeton VIP Templeton Foreign                            VALIC Company I Nasdaq-100(R) Index
   Securities                                                                                                       ------%  ------%
                                                    ------%  ------%   VALIC Company I Science & Technology
   Janus Aspen Series                                                                                               ------%  ------%
   Janus Aspen International Growth                                    VALIC Company I Small Cap Index
                                                    ------%  ------%                                                ------%  ------%
   Janus Aspen Mid Cap Growth                                          VALIC Company I Stock Index
                                                    ------%  ------%                                                ------%  ------%
   J.P. Morgan Series Trust II                                         Van Kampen Life Investment Trust
   JPMorgan Small Company                                              Van Kampen LIT Growth and Income
                                                    ------%  ------%                                                ------%  ------%
                                                                       Vanguard Variable Insurance Fund
                                                                       Vanguard VIF High Yield Bond
                                                                                                                    ------%  ------%
                                                                       Vanguard VIF REIT Index
                                                                                                                    ------%  ------%
------------------------------------------------------------------------------------------------------------------------------------
5. Affirmation/Signature

   CERTIFICATION: Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code. The Internal
   Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.


----------------------------------------------                -----------------------------------------------------------------
                  DATE                                                          SIGNATURE OF CONTRACT OWNER(S)

------------------------------------------------------------------------------------------------------------------------------------

AGLC101315                     PAGE 2 OF 2                               Rev0506